Exhibit 21.1
Subsidiaries of Focus Media Holding Limited
The following table sets forth information concerning our direct subsidiaries:

	Place of	Percentage
Subsidiary	Incorporation	of ownership
Focus Media (China) Holding Ltd.	Hong Kong	100%
Focus Media Technology (Shanghai) Co., Ltd.	PRC	100%
Pear Commercial Inc.	British Virgin Islands (“BVI”)	100%
Perfect Media Holding Ltd.	BVI	100%
Focus Media Qingdao Holding Ltd.	BVI	100%
Focus Media Dalian Holding Ltd.	BVI	100%
Focus Media Changsha Holding Ltd.	BVI	100%
Focus Media Digital Information Technology (Shanghai) Co., Ltd.	PRC	100%
New Focus Media Technology (Shanghai) Co., Ltd.	PRC	100%
Sorfari Holdings Limited	BVI	100%
Focus Media Tianjin Limited	BVI	80%
Capital Beyond Limited	BVI	100%
Shanghai New Focus Media Advertisement Co., Ltd.	PRC	100%
Shanghai New Focus Media Agency Co., Ltd.	PRC	100%
Shanghai Focus Media Defeng Advertisement Co., Ltd.	PRC	100%
Focus Media (China) Digital Information Technology Co., Ltd.	PRC	100%
Shanghai Framedia Advertising Development Co., Ltd.	PRC	100%
Beijing Focus Media Wireless Co., Ltd.	PRC	100%
Chongqing Geyang Focus Media Culture & Broadcasting Co., Ltd.	PRC	100%
Shanghai On-Target Advertisement Co., Ltd.	PRC	100%
Lanzhou Focus Media Advertisement Co., Ltd.	PRC	100%
Haerbin Focus Media Advertisement Co., Ltd.	PRC	85%
Jilin Focus Media Advertisement Co., Ltd.	PRC	100%
Shanghai Yuanchi Advertisement Co., Ltd.	PRC	100%
Shijiazhuang Framedia Zhonglian Advertisement Co., Ltd.	PRC	100%
Jinan Framedia Advertisement Co., Ltd.	PRC	100%
Shanghai Focus Media Baixin Advertising Co., Ltd.	PRC	70%
Shanghai Focus Media Xiangkun Advertising Co., Ltd.	PRC	70%
Infoachieve Limited	BVI	100%
Shanghai Framedia Investment Consultation Co., Ltd.	PRC	100%
Target Media Holdings Limited	Cayman Islands	100%
Target Media Multi-Media Technology (Shanghai) Co., Ltd.	PRC	100%
Dotad Holdings Limited	BVI	100%
Bestwin Partners Limited	BVI	100%
Glomedia Holdings Limited	BVI	100%
Appreciate Capital Ltd.	BVI	70%
Richcrest Pacific Limited	BVI	100%
Wealthstar Holdings Limited	BVI	100%
Plentiworth Investment Limited	BVI	100%
Directwealth Holdings Limited	BVI	100%
Better off Investments Limited	BVI	100%
Topstart Holdings Limited	BVI	100%
Vast Well Development Limited	BVI	100%
Crownsky Limited	BVI	100%
E-Rainbow Mobile Information Co., Limited	BVI	100%
Active Max Limited	BVI	100%
Sky Max Global Limited	BVI	100%
Fully Ascend Limited	BVI	100%
Luck Trillion Limited	BVI	100%
Evercom Pacific Limited	BVI	70%
One Capital Investment Limited	BVI	100%
First Star Investment Limited	BVI	100%
Xin Jin Hong Limited	Macau	100%
Advantage Way Limited	BVI	100%
Hua Kuang Advertising Company Limited	Hong Kong	100%
Chizhong Information Technology (Shanghai) Co., Ltd	PRC	100%

	Place of	Percentage
Subsidiary	Incorporation	of ownership
Focus Media Culture Communication Co., Ltd	PRC	100%
Shanghai Fukesi Advertisement Co., Ltd	PRC	100%
Tianjin Focus Media Tongsheng Advertisement Co., Ltd	PRC	100%
Hebei Focus Media Advertisement Co., Ltd	PRC	63%
Huichun Focus Media Advertisement Co., Ltd	PRC	100%
Jilin Guanghua Advertisement Co., Ltd	PRC	85%
Shanxi Focus Media Advertisement Co., Ltd	PRC	100%
Zhongshan Ruoqian Advertisement Co., Ltd	PRC	100%
Shanghai Focus Media Jingshi Advertisement Co., Ltd	PRC	100%
Shanghai New Structure Advertisement Co., Ltd	PRC	100%
Shanghai Chizhong Advertisement Co., Ltd	PRC	100%
Shanghai Honghao Advertisement Co., Ltd	PRC	100%
Shanghai Zhiyi Advertisement Co., Ltd	PRC	100%
Shanghai Yuanchi Culture Communication Co., Ltd	PRC	100%
Shanghai Lizhu Advertisement Co., Ltd	PRC	100%
Taiyuan Framedia Advertisement Co., Ltd	PRC	100%
Zhengzhou Focus Framedia Advertisement Co., Ltd	PRC	100%
Liaoning Framedia Advertisement Co., Ltd	PRC	100%
Shanghai Dahan Advertisement Co., Ltd	PRC	100%
Shanghai Jingxuan Advertisement Co., Ltd	PRC	100%
Shanghai Zhengyuan Advertisement Co., Ltd	PRC	100%
Shanghai Zhuosheng Advertisement Co., Ltd	PRC	100%
Changsha Framedia Advertisement Co., Ltd	PRC	100%
Sichuan Framedia Advertisement Co., Ltd	PRC	100%
Qingdao Mubiao Advertisement Co., Ltd	PRC	100%
Ningbo Jiangdong Longdi Culture Co., Ltd	PRC	100%
Haerbin Xingaoduan Culture Co., Ltd	PRC	100%
Haerbin Jingshi Advertisement Co., Ltd	PRC	85%
Xiamen Hongxin Coastline Advertisement Co., Ltd	PRC	100%
Shanghai OOH Advertisement Co., Ltd	PRC	100%
Beijing Chuanzhi OOH Advertisement Co., Ltd	PRC	100%
Shanghai Ruili Advertisement Co., Ltd	PRC	100%
Shanghai Chuanzhi Advertisement Co., Ltd	PRC	100%
Shanghai Chuanrui Advertisement Co., Ltd	PRC	100%
Shanghai Chuanxin Software Technology Co., Ltd	PRC	100%
Subsidiaries of Focus Media Advertisement
The following table sets forth information concerning Focus Media Advertisement’s subsidiaries each of which is incorporated in China:

	Focus Media
	Advertisement’s Ownership		Region of
Subsidiaries	Percentage		Operations	Primary Business
Guangzhou Fuke Advertisement Co., Ltd	100%		PRC	Dormant (former operation and maintenance of out-of-home television advertising network)
Kunming Jingzhirui Advertisement Co., Ltd	100%		PRC	Dormant (former operation and maintenance of advertising poster frame network)
Shanghai Perfect Media Advertising Agency Co., Ltd.	95.0	%(1)	PRC	Dormant (former advertising company that operates advertising services network on shoe-shining machines)
Qingdao Focus Media Advertisement Co., Ltd.	90.0	%(1)	PRC	Operation and maintenance of out-of-home television advertising network (former regional distributor)
Changsha Focus Media Shiji Advertisement Co., Ltd.	90.0	%(1)	PRC	Operation and maintenance of out-of-home television advertising network (former regional distributor)
Dalian Focus Media Advertising Co., Ltd.	90.0	%(1)	PRC	Operation and maintenance of out-of-home television advertising network (former regional distributor)
Shanghai Qianjian Advertising Co., Ltd.	90.0	%(1)	PRC	Dormant (former operation and maintenance of out-of-home television advertising network in banking locations)
Zhuhai Focus Media Culture and Communication Company Ltd.	90.0	%(1)	PRC	Operation and maintenance of out-of-home television advertising network (former regional distributor)

	Focus Media
	Advertisement’s Ownership		Region of
Subsidiaries	Percentage		Operations	Primary Business
Shanghai Focus Media Advertising Agency Co. Ltd	90.0	%(1)	PRC	Operation and maintenance of out-of-home television advertising network
Xiamen Focus Media Advertising Company Ltd.	90.0	%(2)	PRC	Operation and maintenance of out-of-home television advertising network (former regional distributor)
Sichuan Focus Media Advertising Communications Co., Ltd.	90.0	%(2)	PRC	Operation and maintenance of out-of-home television advertising network
Hefei Fukesi Advertising Co. Ltd.	90.0	%(2)	PRC	Operation and maintenance of out-of-home television advertising network (former regional distributor)
Jinan Focus Media Advertising Co., Ltd.	80.0	%(2)	PRC	Operation and maintenance of out-of-home television advertising network (former regional distributor)
Shanghai Qianzhong Advertisement Co., Ltd	90.0	%(2)	PRC	Operation and maintenance of out-of-home advertising network
Shanghai Target Media Co., Ltd.	90.0	%(2)	PRC	Dormant (Former operation and maintenance of Target Media’s out-of-home television advertising network)
Guangzhou Feisha Advertisement Co., Ltd.	90.0	%(2)	PRC	Dormant (former regional distributor for operation and maintenance of out-of-home television advertising network )
DongGuan Focus Media Advertisement & Communications Co., Ltd.	90.0	%(2)	PRC	Operation and maintenance of out-of-home television advertising network (former regional distributor)
Shanghai FengJing Advertisement & Communications Co., Ltd.	95.0	%(3)	PRC	Operation and maintenance of out-of-home television advertising network (former regional distributor)
ZhengZhou Focus Media Advertisement & Communications Co., Ltd.	85.0	%(2)	PRC	Operation and maintenance of out-of-home television advertising network (former regional distributor)
Nanjing Focus Media Advertising Co., Ltd.	90.0	%(3)	PRC	Operation and maintenance of out-of-home television advertising network (former regional distributor)
Yunnan Focus Media Co., Ltd.	89.5	%(2)	PRC	Operation and maintenance of out-of-home television advertising network (former regional distributor)
Zhejiang Ruihong Focus Media Advertising Communications Co., Ltd.	80.0	%(2)	PRC	Operation and maintenance of out-of-home television advertising network (former regional distributor)
Wuhan Geshi Focus Media Advertising Co., Ltd.	75.0	%(2)	PRC	Operation and maintenance of out-of-home television advertising network (former regional distributor)
Xian Focus Media Advertising & Information Company Ltd.	70.0	%(3)	PRC	Operation and maintenance of out-of-home television advertising network (former regional distributor)
Shenyang Focus Media Advertising Co., Ltd.	70.0	%(2)	PRC	Operation and maintenance of out-of-home television advertising network (former regional distributor)
Fuzhou Focus Media Advertising Co., Ltd.	70.0	%(3)	PRC	Operation and maintenance of out-of-home television advertising network (former regional distributor)
Shanghai Jiefang Focus Media Advertisement & Communications Co., Ltd.	60.0	%(3)	PRC	Operation and maintenance of direct mailing advertising business
BeiJing YangShiSanWei Advertisement Co., Ltd.	70.0	%(3)	PRC	Operation and maintenance of movie theatre advertising network
Shanghai Zonghengpinyu Advertisement Co., Ltd.	90	%(2)	PRC	Operation and maintenance of outdoor LED billboards advertising network
Guizhou Focus Media Advertisement Co., Ltd.	100%		PRC	Operation and maintenance of out-of-home television advertising network (former regional distributor)

	Focus Media
	Advertisement’s Ownership		Region of
Subsidiaries	Percentage		Operations	Primary Business
Hefei Tiandi Advertisement Co., Ltd.	90	%(2)	PRC	Dormant (former regional distributor for operation and maintenance of out-of-home television advertising network)
Suzhou Focus Media Communication and Advertisement Co., Ltd.	100%		PRC	Operation and maintenance of out-of-home television advertising network (former regional distributor)
Shanghai Shenghuotongdao Advertisement Co., Ltd.	90	%(2)	PRC	Dormant (former operation and maintenance of direct mailing advertising business)
Shanghai Zhenhao Advertisement Co., Ltd	70	%(3)	PRC	Operation and maintenance of movie theatre advertising network
Tianjin Saige Advertisement Planning Co., Ltd.	90	%(2)	PRC	Dormant (former operation and maintenance of advertising poster frame network)
Taiyuan Framedia Juzhong Advertisement Co., Ltd.	90	%(2)	PRC	Operation and maintenance of advertising poster frame network
Shanghai New Perfect Culture and Communication Co., Ltd	95	%(4)	PRC	Dormant (former operation and maintenance of out-of-home television advertising network)
Haerbin Yifang Focus Media Advertisement Co., Ltd	85	%(5)	PRC	Operation and maintenance of out-of-home television advertising network
Shenyang Target Media Co., Ltd	100	%(6)	PRC	Dormant (Former operation and maintenance of Target Media’s out-of-home television advertising network)

(1)	The remaining equity interest is held by Jimmy Wei Yu as our nominee holder.

(2)	The remaining equity interest is held by Focus Media Advertising Agency.

(3)	The remaining equity interest in this entity is owned by unrelated third parties.

(4)	Shanghai Perfect Media Advertising Agency Co., Ltd holds 95% and the remaining equity interest is held by Jimmy Wei Yu as our nominee holder.

(5)	Shanghai Perfect Media Advertising Agency Co., Ltd holds 85% and the remaining equity interest is held by unrelated third party.

(6)	Shanghai Focus Media Advertisement holds 70% and the remaining equity interest is held by Shanghai Target Media Co., Ltd.